Exhibit 4.26

(English Translation)

Amended and Restated Equity Purchase Option Agreement 3

This Amended and Restated Equity Purchase Option Agreement (this “Agreement”) is entered into by and among the following parties as of January 20, 2015 in Beijing:

Party A: Baidu Online Network Technology (Beijing) Co., Ltd.
Address: Baidu Campus, No. 10 Shangdi 10th Street, Haidian District, Beijing

Party B: Jiping Liu

Party C: Beijing Perusal Technology Co., Ltd.
Address:	Room A2, 2/F, No.17 Building, Zhongguancun Software Park, No.8 Northeast Wangxi Road, Haidian District, Beijing

Parties A, B and C are referred to as a “Party” individually and “Parties” collectively hereinafter.

WHEREAS:

1.

Party A, a wholly foreign-owned enterprise incorporated under the laws of the People’s Republic of China (the “PRC”), which has technology expertise and practical experience in computer software development and design, and also has rich experience and professionals in information technology and service;

2.	Party C is a limited liability company incorporated in the PRC and engages in value-added telecommunication services, including internet information services.

3.	Party B is a shareholder of Party C, holding 80% of the shares in Party C.

4.

Parties A and B entereed into the Amended and Restated Loan Agreement on January 20, 2015, pursuant to which Party B obtained an interest-free loan of RMB816,000,000 from Party A (the “Loan Arrangement”) for Party B to invest in Party C.

5.	Parties A and C entered into a series of agreements, including Exclusive Technology Consulting and Service Agreement (the “Service Agreement”), on June 23, 2006.

6.	Parties A and B entered into the Amended and Restated Equity Pledge Agreement (the “Equity Pledge Agreement) on January 20, 2015.

NOWTHEREFORE, the parties agree as follows:

1.	Purchase and Sale of Equity Interest

1.1	Grant of Rights

Party B (the “Transferor”) hereby irrevocably grants to Party A an option to purchase or cause any designated person(s) (“Designated Persons”) to purchase, to the extent permitted under PRC Law, according to the steps determined by Party A, at the price specified in Section 1.3 of this Agreement, at any time from the Transferor a portion or all of the equity interests held by Transferor in Party C (the “Option”). No Option shall be granted to any third party other than Party A and/or the Designated Persons. Party C hereby agrees to the granting of the Option by Party B to Party A and/or the Designated Persons. The “person” set forth in this clause and this Agreement means an individual person, corporation, joint venture, partnership, enterprise, trust or a non-corporation organization.

1.2	Exercise Steps

Subject to the stipulations of PRC laws and regulation, Party A and/or the Designated Persons may exercise Option by issuing a written notice (the “Notice”) to the Transferor and specifying the equity interest purchased from Transferor (the “Purchased Equity Interest”) and the manner of purchase.

1.3	Purchase Price

1.3.1

For Party A to exercise the Option, the purchase price of the Purchased Equity Interest (“Purchase Price”) shall be equal to the actual paid-in price of the Purchased Equity Interest by the Transferor, unless the applicable PRC laws and regulations require appraisal of the equity interests or stipulate other restrictions on the purchase price of equity interests.

1.3.2

If the applicable PRC laws require appraisal of the equity interests or stipulates other restrictions on the purchase price of Equity Interest at the time that Party A exercise the Option, the Parties agree that the Purchase Price shall be set at the lowest price permissible under the applicable laws.

1.4	Transfer of the Purchased Equity Interest

Upon the exercise of the Option:

1.4.1

The Transferor shall, upon the terms and conditions of this Agreement and the Notice related to the Purchased Equity Interest, enter into Equity Interest Transfer Agreement with Party A and/or the Designated Persons (as applicable) in form satisfactory to Party A;

1.4.2

The Transferor shall execute all other requisite contracts, agreements or documents, obtain all requisite approval and consent of the government, conduct all necessary actions, without any security interest or other conditions, transfer the valid ownership of the Purchased Equity Interest to Party A and/or the Designated Persons, and cause Party A and/or the Designated Persons to be the registered owner of the Purchased Equity Interest. In this Clause and this Agreement, “Security Interest” includes but is not limited to the ensure, mortgage, pledge, the right or interest of the third party, any purchase right of equity interest, right of acquisition, right of first refusal, right of set-off, ownership detainment or other security arrangements. But it does not include any security interest subject to the Equity Pledge Agreement.

1.5	Payment

The payment of the Purchase Price shall be determined by the consultation of Party A and/or the Designated Persons with the Transferor according to the applicable laws at the performance of Option. The Parties hereby agree that, subject to compliance with applicable laws and regulations, Transferor shall repay any amount that is paid by Party A and/or the Designated Persons to Transferor in connection with the Purchased Equity Interest to Party A (provided however that the Transferor may deduct from such repayment the amount of taxes and fees, if any, that were incurred as a result of the transaction contemplated by the Equity Interest Transfer Agreement).

2.	Undertakings related to the Equity Interest

2.1	Undertakings related to Party C

Party B and Party C hereby undertake that in relation to Party C:

2.1.1

Without prior written consent by Party A, not, in any form, to supplement, amend or modify the Articles of Association of Party C, to increase or decrease registered capital of the corporation, or to change the structure of the registered capital in any other forms;

2.1.2	According to fair finance and business standard and tradition, to maintain the existence of the corporation, prudently and effectively operate business and deal with works;

2.1.3

Without prior written consent by Party A, not, upon the execution of this Agreement, to sale, transfer, mortgage or dispose, in any other form, any asset, legitimate or beneficial interest of business or income of Party C, or to approve any other security interest set on it;

2.1.4

Without prior written notice by Party A, not cause, inherit, guarantee or allow the existence of any debt, other than (i) the debt arising from normal or daily business but not from borrowing; and (ii) the debt disclosed to Party A and obtained the written consent from Party A;

2.1.5	To normally operate all business to maintain the asset value of Party C, without make any action or nonfeasance that sufficiently affects its operation and asset value;

2.1.6

Without prior written consent by Party A, not to enter into any material agreement, other than the agreements in the process of normal business (as in this paragraph, the amount in the Agreement that exceeds five hundred thousand Yuan (RMB 500,000) shall be deemed as a material agreement);

2.1.7	Without prior written consent by Party A, not to provide loan or credit loan to any others;

2.1.8	Upon the request of Party A, to provide all materials of operation and finance of Party C;

2.1.9

Purchases and holds the insurance from the insurance company accepted by Party A. The insurance amount and category shall be the same with those held by the companies in the same area, operating the similar business and owning the similar properties and assets with Party C;

2.1.10	Without prior written consent by Party A, not to merger or associate with any person, or acquire or invest in any person;

2.1.11	To notify Party A of the occurrence or the potential occurrence of the litigation, arbitration or administrative procedure related to the assets, business and income of Party C;

2.1.12

In order to keep the ownership of Party C to all its assets, to execute all requisite or appropriate documents, do all requisite or appropriate action, and advance all requisite or appropriate accusation, or make requisite or appropriate plea for all claims;

2.1.13

Without prior written notice by Party A, not to assign dividends in any form to shareholders in any form, but to assign all or part of its assignable profits to their own shareholders upon the request by Party A;

2.1.14	According to the request of Party A, to appoint any person designated by Party A to be the directors of Party C.

2.2	Undertakings related to the Transferor

Party B hereby undertakes:

2.2.1

Without prior written consent by Party A, not, upon the execution of this Agreement, to sell, transfer, mortgage or dispose in any other form any legitimate or beneficial interest of equity interest, or to approve any other security interest set on it, with the exception of the pledge set on the equity interest of the Transferor subject to the Equity Pledge Agreement;

2.2.2

Without the prior written notice by Party A, not to decide or support or execute any shareholders resolution on the Party C’s shareholders’ meeting that approves any sale, transfer, mortgage or dispose of any legitimate or beneficial interest of equity interest, or allows any other security interest set on it, other than the pledge on the equity interests of Transferor pursuant to Equity Pledge Agreement;

2.2.3

With no prior written notice by Party A, not to agree or support or execute any shareholders resolution on the Party C’s shareholders’ meeting that approves Party C to merger or associate with any person, acquire any person or invest in any person;

2.2.4	To notify Party A the occurrence or the potential occurrence of the litigation, arbitration or administrative procedure related to the equity interest owned by Party B;

2.2.5

In order to keep its ownership of the equity interest, to execute all requisite or appropriate documents, conduct all requisite or appropriate actions, and make all requisite or appropriate claims, or make requisite or appropriate defense against claims of compensation;

2.2.6	Upon the request of Party A, to appoint any person designated by Party A to be the directors of Party C;

2.2.7

Upon the request of Party A at any time, to transfer its equity interest immediately to the representative designated by Party A unconditionally at any time and abandon its prior right of first refusal of such equity interest transferring to another current shareholder;

2.2.8

To prudently comply with the provisions of this Agreement and other agreements entered into collectively or respectively by the Transferor, Party C and Party A and perform all obligations under these agreements, without taking any action or any nonfeasance that sufficiently affects the validity and enforceability of these agreements;

2.2.9	To transfer all the dividends and profits in any other forms distributed by Party C to Party A.

2.3	Undertakings related to Party A

Party A undertakes:

2.3.1

Party A shall provide unlimited financial support to Party C unconditionally within an acceptable and reasonable scope when Party C needs any loan or financial support in any other form during its course of business;

2.3.2

Party A agrees to waive its right to Party C’s repayment to the loans provided by Party A when Party C incurs losses during its operation and is unable to repay. Such inability of repayment shall be supported by sufficient evidence.

3.	Representations and Warranties

As of the execution date of this Agreement and every transferring date, the Transferor and Party C hereby represent and warrant collectively and respectively to Party A as follows:

3.1

It has the power and ability to enter into and deliver this Agreement, and any equity interest transferring Agreement (a “Transferring Agreement”, respectively) to which it is a party, for every single transfer of the Purchased Equity Interest according to this Agreement, and to perform its obligations under this Agreement and any Transferring Agreement. Upon execution, this Agreement and the Transferring Agreements to which it is a party constitute a legal, valid and binding obligation of it enforceable against it in accordance with its terms;

3.2

The execution, delivery of this Agreement and any Transferring Agreement and performance of the obligations under this Agreement and any Transferring Agreement does not: (i) cause to violate any relevant laws and regulations of PRC; (ii) constitute a conflict with its Articles of Association or other organizational documents; (iii) cause to breach any agreement or instruments to which it is a party or having binding obligation on it, or constitute the breach under any agreement or instruments to which it is a party or having binding obligation on it; (iv) cause to violate relevant authorization of any consent or approval to it and/or any continuing valid condition; or (v) cause any consent or approval authorized to it to be suspended, removed, or into which other requests be added;

3.3	Party C bears the kind and sellable ownership of all assets. Party C does not set any security interest on the said assets;

3.4	Party C does not have any unpaid debt, other than (i) debt arising from its normal business; and (ii) debt disclosed to Party A and obtained by the written consent from Party A;

3.5	No litigation, arbitration or administrative procedure relevant to the equity interest and assets of Party C or the corporation is in the process, to be settled or potentially take place;

3.6

The Transferor bears the fair and salable ownership of its equity interest without setting any security interest on the aforesaid assets, other than the security interest pursuant to the Equity Pledge Agreement.

4.	Assignment of Agreement

4.1	Party B and Party C shall not transfer their rights and obligations under this Agreement to any third party without the prior written consent of the Party A.

4.2

Party B and Party C hereby agree that Party A shall be able to transfer all of its rights and obligation under this Agreement to any third party with its needs, and such transfer shall only be subject to a written notice sent to Party B and Party C by Party A, and no any further consent from Party B and Party C will be required.

5.	Effective Date and Term

5.1	This Agreement shall be effective as of the date first set forth above.

5.2	This Agreement shall be terminated upon the legal transfer of all the shares held by Party B to Party A and/or its Designated Person pursuant to this Agreement.

5.3

If Party A or Party C is terminated by the expiration of its operating period (including any extended period) or other causes in the term set forth in Section 5.2, this Agreement shall be terminated simultaneously, except Party A has transferred its rights and obligations in accordance with Section 4.2 of this Agreement.

6.	Applicable Law and Dispute Resolution

6.1	Applicable Law

The execution, validity, construing and performance of this Agreement and the disputes resolution under this Agreement shall be governed by the laws of PRC.

6.2	Dispute Resolution

The parties shall strive to settle any dispute arising from the interpretation or performance in connection with this Agreement through friendly consultation. In case no settlement can be reached through consultation within thirty (30) days after such dispute is raised, each party can submit such matter to China International Economic and Trade Arbitration Commission (the “CIETAC”) in accordance with its rules. The arbitration shall take place in Beijing and the proceedings shall be conducted in Chinese. The arbitration award shall be final conclusive and binding upon both parties.

7.	Taxes and Expenses

Every Party shall, according to the PRC laws, bear any and all registering taxes, costs and expenses for equity transfer arising from the preparation and execution of this Agreement and all Transferring Agreements, and the completion of the transactions under this Agreement and all Transferring Agreements.

8.	Notices

Notices or other communications required to be given by any party pursuant to this Agreement shall be written in English and Chinese and delivered personally or sent by registered mail or postage prepaid mail or by a recognized courier service or by facsimile transmission to the address of relevant each party or both parties set forth below or other address of the party or of the other addressees specified by such party from time to time. The date when the notice is deemed to be duly served shall be determined as the follows: (a) a notice delivered personally is deemed duly served upon the delivery; (b) a notice sent by mail is deemed duly served the tenth (10th) day after the date when the air registered mail with postage prepaid has been sent out (as is shown on the postmark), or the fourth (4th) day after the delivery date to the internationally recognized courier service agency; and (c) a notice sent by facsimile transmission is deemed duly served upon the receipt time as is shown on the transmission confirmation of relevant documents.

Party A: Baidu Online Network Technology (Beijing) Co., Ltd.
Address: Baidu Campus, No. 10 Shangdi 10th Street, Haidian District, Beijing
Telephone: 010-59928888
Fax: 010-59928888

Party B: Jiping Liu
Address:
Telephone:
Fax:

Party C: Beijing Perusal Technology Co., Ltd.
Address:	Room A2, 2/F, No.17 Building, Zhongguancun Software Park, No.8 Northeast Wangxi Road, Haidian District, Beijing
Fax:
Telephone:

9.	Confidentiality

The Parties acknowledge and confirm any oral or written materials exchanged by the Parties in connection with this Agreement are confidential. The Parties shall maintain the secrecy and confidentiality of all such materials. Without the written approval by the other Parties, any Party shall not disclose to any third party any relevant materials, but the following circumstances shall be excluded:

a.	The materials that is known or may be known by the public (but not include the materials disclosed by each party receiving the materials);

b.	The materials required to be disclosed subject to the applicable laws or the rules or provisions of stock exchange; or

c.

The materials disclosed by each Party to its legal or financial consultant relating the transaction of this Agreement, and this legal or financial consultant shall comply with the confidentiality set forth in this Section. The disclosure of the confidential materials by staff or employed institution of any Party shall be deemed as the disclosure of such materials by such Party, and such Party shall bear the liabilities for breaching the contract. This Clause shall survive whatever this Agreement is invalid, amended, revoked, terminated or unable to implement by any reason.

The disclosure of information by the staff of consultants of any party shall be deemed as the disclosure by the party itself. This Section 9 shall survive any invalidity, termination, expiration or unenforceability of this Agreement.

10.	Further Warranties

The Parties agree to promptly execute documents reasonably required to perform the provisions and the aim of this Agreement or documents beneficial to it, and to take actions reasonably required to perform the provisions and the aim of this Agreement or actions beneficial to it.

11.	Miscellaneous

11.1	Amendment, Modification and Supplement

Any amendment and supplement of this Agreement shall be made by the Parties in writing. The amendment and supplement duly executed by each Party shall be deemed as a part of this Agreement and shall have the same legal effect as this Agreement.

11.2	Entire Agreement

Notwithstanding Section 5 of this Agreement, the Parties acknowledge that this Agreement constitutes the entire agreement of the Parties with respect to the subject matters therein and supercede and replace all prior or contemporaneous agreements and understandings orally or/and in writing.

11.3	Severability

If any provision of this Agreement is judged as invalid or non-enforceable according to relevant Laws, the provision shall be deemed invalid only within the applicable area of the PRC Laws, and the validity, legality and enforceability of the other provisions hereof shall not be affected or impaired in any way. The Parties shall, through fairly consultation, replace those invalid, illegal or non-enforceable provisions with valid provisions that may bring the similar economic effects with the effects caused by those invalid, illegal or non-enforceable provisions.

11.4	Headings

The headings contained in this Agreement are for the convenience of reference only and shall not affect the interpretation, explanation or in any other way the meaning of the provisions of this Agreement.

11.5	Language and Copies

This Agreement is executed in Chinese in three (3) copies; each Party holds one and each original copy has the same legal effect.

11.6	Successor

This Agreement shall bind and benefit the successor of each Party and the transferee allowed by each Party.

11.7	Survival

Any obligation taking place or at term hereof prior to the end or termination ahead of the end of this Agreement shall continue in force and effect notwithstanding the occurrence of the end or termination ahead of the end of the Agreement. Sections 6, 8, 9 and 11.7 hereof shall continue in force and effect after the termination of this Agreement.

11.8	Waiver

Any Party may waive the terms and conditions of this Agreement in writing with the signature of the Parties. Any waiver by a Party to the breach by other Parties within certain situation shall not be construed as a waiver to any similar breach by other Parties within other situations.

[No text below]

IN WITNESS THEREFORE, the parties hereof have caused this Agreement to be executed by their duly authorized representatives as of the date first written above.

Party A: Baidu Online Network Technology (Beijing) Co., Ltd.
Legal representative/Authorized representative:	/s/ Zhan Wang

Company seal: (with the company seal of Baidu Online Network Technology (Beijing) Co., Ltd.)

Party B: Jiping Liu
Signature: /s/ Jiping Liu
Company seal:

Party C: Beijing Perusal Technology Co., Ltd.
Legal representative/Authorized representative:	/s/ Zhan Wang

Company seal: (with the company seal of Beijing Perusal Technology Co., Ltd.)

Amended and Restated Equity Purchase Option Agreement 3

This Amended and Restated Equity Purchase Option Agreement (this “Agreement”) is entered into by and among the following parties as of January 20, 2015 in Beijing:

Party A: Baidu Online Network Technology (Beijing) Co., Ltd.
Address: Baidu Campus, No. 10 Shangdi 10th Street, Haidian District, Beijing

Party B: Yazhu Zhang

Party C: Beijing Perusal Technology Co., Ltd.
Address:	Room A2, 2/F, No.17 Building, Zhongguancun Software Park, No.8 Northeast Wangxi Road, Haidian District, Beijing

Parties A, B and C are referred to as a “Party” individually and “Parties” collectively hereinafter.

WHEREAS:

1.

Party A, a wholly foreign-owned enterprise incorporated under the laws of the People’s Republic of China (the “PRC”), which has technology expertise and practical experience in computer software development and design, and also has rich experience and professionals in information technology and service;

2.	Party C is a limited liability company incorporated in the PRC and engages in value-added telecommunication services, including internet information services.

3.	Party B is a shareholder of Party C, holding 20% of the shares in Party C.

4.

Parties A and B entereed into the Amended and Restated Loan Agreement on January 20, 2015, pursuant to which Party B obtained an interest-free loan of RMB204,000,000 from Party A (the “Loan Arrangement”) for Party B to invest in Party C.

5.	Parties A and C entered into a series of agreements, including Exclusive Technology Consulting and Service Agreement (the “Service Agreement”), on June 23, 2006.

6.	Parties A and B entered into the Amended and Restated Equity Pledge Agreement (the “Equity Pledge Agreement) on January 20, 2015.

NOWTHEREFORE, the parties agree as follows:

1.	Purchase and Sale of Equity Interest

1.1	Grant of Rights

Party B (the “Transferor”) hereby irrevocably grants to Party A an option to purchase or cause any designated person(s) (“Designated Persons”) to purchase, to the extent permitted under PRC Law, according to the steps determined by Party A, at the price specified in Section 1.3 of this Agreement, at any time from the Transferor a portion or all of the equity interests held by Transferor in Party C (the “Option”). No Option shall be granted to any third party other than Party A and/or the Designated Persons. Party C hereby agrees to the granting of the Option by Party B to Party A and/or the Designated Persons. The “person” set forth in this clause and this Agreement means an individual person, corporation, joint venture, partnership, enterprise, trust or a non-corporation organization.

1.2	Exercise Steps

Subject to the stipulations of PRC laws and regulation, Party A and/or the Designated Persons may exercise Option by issuing a written notice (the “Notice”) to the Transferor and specifying the equity interest purchased from Transferor (the “Purchased Equity Interest”) and the manner of purchase.

1.3	Purchase Price

1.3.1

For Party A to exercise the Option, the purchase price of the Purchased Equity Interest (“Purchase Price”) shall be equal to the actual paid-in price of the Purchased Equity Interest by the Transferor, unless the applicable PRC laws and regulations require appraisal of the equity interests or stipulate other restrictions on the purchase price of equity interests.

1.3.2

If the applicable PRC laws require appraisal of the equity interests or stipulates other restrictions on the purchase price of Equity Interest at the time that Party A exercise the Option, the Parties agree that the Purchase Price shall be set at the lowest price permissible under the applicable laws.

1.4	Transfer of the Purchased Equity Interest

Upon the exercise of the Option:

1.4.1

The Transferor shall, upon the terms and conditions of this Agreement and the Notice related to the Purchased Equity Interest, enter into Equity Interest Transfer Agreement with Party A and/or the Designated Persons (as applicable) in form satisfactory to Party A;

1.4.2

The Transferor shall execute all other requisite contracts, agreements or documents, obtain all requisite approval and consent of the government, conduct all necessary actions, without any security interest or other conditions, transfer the valid ownership of the Purchased Equity Interest to Party A and/or the Designated Persons, and cause Party A and/or the Designated Persons to be the registered owner of the Purchased Equity Interest. In this Clause and this Agreement, “Security Interest” includes but is not limited to the ensure, mortgage, pledge, the right or interest of the third party, any purchase right of equity interest, right of acquisition, right of first refusal, right of set-off, ownership detainment or other security arrangements. But it does not include any security interest subject to the Equity Pledge Agreement.

1.5	Payment

The payment of the Purchase Price shall be determined by the consultation of Party A and/or the Designated Persons with the Transferor according to the applicable laws at the performance of Option. The Parties hereby agree that, subject to compliance with applicable laws and regulations, Transferor shall repay any amount that is paid by Party A and/or the Designated Persons to Transferor in connection with the Purchased Equity Interest to Party A (provided however that the Transferor may deduct from such repayment the amount of taxes and fees, if any, that were incurred as a result of the transaction contemplated by the Equity Interest Transfer Agreement).

2.	Undertakings related to the Equity Interest

2.1	Undertakings related to Party C

Party B and Party C hereby undertake that in relation to Party C:

2.1.1

Without prior written consent by Party A, not, in any form, to supplement, amend or modify the Articles of Association of Party C, to increase or decrease registered capital of the corporation, or to change the structure of the registered capital in any other forms;

2.1.2	According to fair finance and business standard and tradition, to maintain the existence of the corporation, prudently and effectively operate business and deal with works;

2.1.3

Without prior written consent by Party A, not, upon the execution of this Agreement, to sale, transfer, mortgage or dispose, in any other form, any asset, legitimate or beneficial interest of business or income of Party C, or to approve any other security interest set on it;

2.1.4

Without prior written notice by Party A, not cause, inherit, guarantee or allow the existence of any debt, other than (i) the debt arising from normal or daily business but not from borrowing; and (ii) the debt disclosed to Party A and obtained the written consent from Party A;

2.1.5	To normally operate all business to maintain the asset value of Party C, without make any action or nonfeasance that sufficiently affects its operation and asset value;

2.1.6

Without prior written consent by Party A, not to enter into any material agreement, other than the agreements in the process of normal business (as in this paragraph, the amount in the Agreement that exceeds five hundred thousand Yuan (RMB 500,000) shall be deemed as a material agreement);

2.1.7	Without prior written consent by Party A, not to provide loan or credit loan to any others;

2.1.8	Upon the request of Party A, to provide all materials of operation and finance of Party C;

2.1.9

Purchases and holds the insurance from the insurance company accepted by Party A. The insurance amount and category shall be the same with those held by the companies in the same area, operating the similar business and owning the similar properties and assets with Party C;

2.1.10	Without prior written consent by Party A, not to merger or associate with any person, or acquire or invest in any person;

2.1.11	To notify Party A of the occurrence or the potential occurrence of the litigation, arbitration or administrative procedure related to the assets, business and income of Party C;

2.1.12

In order to keep the ownership of Party C to all its assets, to execute all requisite or appropriate documents, do all requisite or appropriate action, and advance all requisite or appropriate accusation, or make requisite or appropriate plea for all claims;

2.1.13

Without prior written notice by Party A, not to assign dividends in any form to shareholders in any form, but to assign all or part of its assignable profits to their own shareholders upon the request by Party A;

2.1.14	According to the request of Party A, to appoint any person designated by Party A to be the directors of Party C.

2.2	Undertakings related to the Transferor

Party B hereby undertakes:

2.2.1

Without prior written consent by Party A, not, upon the execution of this Agreement, to sell, transfer, mortgage or dispose in any other form any legitimate or beneficial interest of equity interest, or to approve any other security interest set on it, with the exception of the pledge set on the equity interest of the Transferor subject to the Equity Pledge Agreement;

2.2.2

Without the prior written notice by Party A, not to decide or support or execute any shareholders resolution on the Party C’s shareholders’ meeting that approves any sale, transfer, mortgage or dispose of any legitimate or beneficial interest of equity interest, or allows any other security interest set on it, other than the pledge on the equity interests of Transferor pursuant to Equity Pledge Agreement;

2.2.3

With no prior written notice by Party A, not to agree or support or execute any shareholders resolution on the Party C’s shareholders’ meeting that approves Party C to merger or associate with any person, acquire any person or invest in any person;

2.2.4	To notify Party A the occurrence or the potential occurrence of the litigation, arbitration or administrative procedure related to the equity interest owned by Party B;

2.2.5

In order to keep its ownership of the equity interest, to execute all requisite or appropriate documents, conduct all requisite or appropriate actions, and make all requisite or appropriate claims, or make requisite or appropriate defense against claims of compensation;

2.2.6	Upon the request of Party A, to appoint any person designated by Party A to be the directors of Party C;

2.2.7

Upon the request of Party A at any time, to transfer its equity interest immediately to the representative designated by Party A unconditionally at any time and abandon its prior right of first refusal of such equity interest transferring to another current shareholder;

2.2.8

To prudently comply with the provisions of this Agreement and other agreements entered into collectively or respectively by the Transferor, Party C and Party A and perform all obligations under these agreements, without taking any action or any nonfeasance that sufficiently affects the validity and enforceability of these agreements;

2.2.9	To transfer all the dividends and profits in any other forms distributed by Party C to Party A.

2.3	Undertakings related to Party A

Party A undertakes:

2.3.1

Party A shall provide unlimited financial support to Party C unconditionally within an acceptable and reasonable scope when Party C needs any loan or financial support in any other form during its course of business;

2.3.2

Party A agrees to waive its right to Party C’s repayment to the loans provided by Party A when Party C incurs losses during its operation and is unable to repay. Such inability of repayment shall be supported by sufficient evidence.

3.	Representations and Warranties

As of the execution date of this Agreement and every transferring date, the Transferor and Party C hereby represent and warrant collectively and respectively to Party A as follows:

3.1

It has the power and ability to enter into and deliver this Agreement, and any equity interest transferring Agreement (a “Transferring Agreement”, respectively) to which it is a party, for every single transfer of the Purchased Equity Interest according to this Agreement, and to perform its obligations under this Agreement and any Transferring Agreement. Upon execution, this Agreement and the Transferring Agreements to which it is a party constitute a legal, valid and binding obligation of it enforceable against it in accordance with its terms;

3.2

The execution, delivery of this Agreement and any Transferring Agreement and performance of the obligations under this Agreement and any Transferring Agreement does not: (i) cause to violate any relevant laws and regulations of PRC; (ii) constitute a conflict with its Articles of Association or other organizational documents; (iii) cause to breach any agreement or instruments to which it is a party or having binding obligation on it, or constitute the breach under any agreement or instruments to which it is a party or having binding obligation on it; (iv) cause to violate relevant authorization of any consent or approval to it and/or any continuing valid condition; or (v) cause any consent or approval authorized to it to be suspended, removed, or into which other requests be added;

3.3	Party C bears the kind and sellable ownership of all assets. Party C does not set any security interest on the said assets;

3.4	Party C does not have any unpaid debt, other than (i) debt arising from its normal business; and (ii) debt disclosed to Party A and obtained by the written consent from Party A;

3.5	No litigation, arbitration or administrative procedure relevant to the equity interest and assets of Party C or the corporation is in the process, to be settled or potentially take place;

3.6

The Transferor bears the fair and salable ownership of its equity interest without setting any security interest on the aforesaid assets, other than the security interest pursuant to the Equity Pledge Agreement.

4.	Assignment of Agreement

4.1	Party B and Party C shall not transfer their rights and obligations under this Agreement to any third party without the prior written consent of the Party A.

4.2

Party B and Party C hereby agree that Party A shall be able to transfer all of its rights and obligation under this Agreement to any third party with its needs, and such transfer shall only be subject to a written notice sent to Party B and Party C by Party A, and no any further consent from Party B and Party C will be required.

5.	Effective Date and Term

5.1	This Agreement shall be effective as of the date first set forth above.

5.2	This Agreement shall be terminated upon the legal transfer of all the shares held by Party B to Party A and/or its Designated Person pursuant to this Agreement.

5.3

If Party A or Party C is terminated by the expiration of its operating period (including any extended period) or other causes in the term set forth in Section 5.2, this Agreement shall be terminated simultaneously, except Party A has transferred its rights and obligations in accordance with Section 4.2 of this Agreement.

6.	Applicable Law and Dispute Resolution

6.1	Applicable Law

The execution, validity, construing and performance of this Agreement and the disputes resolution under this Agreement shall be governed by the laws of PRC.

6.2	Dispute Resolution

The parties shall strive to settle any dispute arising from the interpretation or performance in connection with this Agreement through friendly consultation. In case no settlement can be reached through consultation within thirty (30) days after such dispute is raised, each party can submit such matter to China International Economic and Trade Arbitration Commission (the “CIETAC”) in accordance with its rules. The arbitration shall take place in Beijing and the proceedings shall be conducted in Chinese. The arbitration award shall be final conclusive and binding upon both parties.

7.	Taxes and Expenses

Every Party shall, according to the PRC laws, bear any and all registering taxes, costs and expenses for equity transfer arising from the preparation and execution of this Agreement and all Transferring Agreements, and the completion of the transactions under this Agreement and all Transferring Agreements.

8.	Notices

Notices or other communications required to be given by any party pursuant to this Agreement shall be written in English and Chinese and delivered personally or sent by registered mail or postage prepaid mail or by a recognized courier service or by facsimile transmission to the address of relevant each party or both parties set forth below or other address of the party or of the other addressees specified by such party from time to time. The date when the notice is deemed to be duly served shall be determined as the follows: (a) a notice delivered personally is deemed duly served upon the delivery; (b) a notice sent by mail is deemed duly served the tenth (10th) day after the date when the air registered mail with postage prepaid has been sent out (as is shown on the postmark), or the fourth (4th) day after the delivery date to the internationally recognized courier service agency; and (c) a notice sent by facsimile transmission is deemed duly served upon the receipt time as is shown on the transmission confirmation of relevant documents.

Party A: Baidu Online Network Technology (Beijing) Co., Ltd.

Address: Baidu Campus, No. 10 Shangdi 10th Street, Haidian District, Beijing

Telephone: 010-59928888

Fax: 010-59928888

Party B: Yazhu Zhang

Address:

Telephone:

Fax:

Party C:	Beijing Perusal Technology Co., Ltd.
Address:	Room A2, 2/F, No.17 Building, Zhongguancun Software Park, No.8 Northeast Wangxi Road, Haidian District, Beijing

Fax:

Telephone:

9.	Confidentiality

The Parties acknowledge and confirm any oral or written materials exchanged by the Parties in connection with this Agreement are confidential. The Parties shall maintain the secrecy and confidentiality of all such materials. Without the written approval by the other Parties, any Party shall not disclose to any third party any relevant materials, but the following circumstances shall be excluded:

a.	The materials that is known or may be known by the public (but not include the materials disclosed by each party receiving the materials);

b.	The materials required to be disclosed subject to the applicable laws or the rules or provisions of stock exchange; or

c.

The materials disclosed by each Party to its legal or financial consultant relating the transaction of this Agreement, and this legal or financial consultant shall comply with the confidentiality set forth in this Section. The disclosure of the confidential materials by staff or employed institution of any Party shall be deemed as the disclosure of such materials by such Party, and such Party shall bear the liabilities for breaching the contract. This Clause shall survive whatever this Agreement is invalid, amended, revoked, terminated or unable to implement by any reason.

The disclosure of information by the staff of consultants of any party shall be deemed as the disclosure by the party itself. This Section 9 shall survive any invalidity, termination, expiration or unenforceability of this Agreement.

10.	Further Warranties

The Parties agree to promptly execute documents reasonably required to perform the provisions and the aim of this Agreement or documents beneficial to it, and to take actions reasonably required to perform the provisions and the aim of this Agreement or actions beneficial to it.

11.	Miscellaneous

11.1	Amendment, Modification and Supplement

Any amendment and supplement of this Agreement shall be made by the Parties in writing. The amendment and supplement duly executed by each Party shall be deemed as a part of this Agreement and shall have the same legal effect as this Agreement.

11.2	Entire Agreement

Notwithstanding Section 5 of this Agreement, the Parties acknowledge that this Agreement constitutes the entire agreement of the Parties with respect to the subject matters therein and supercede and replace all prior or contemporaneous agreements and understandings orally or/and in writing.

11.3	Severability

If any provision of this Agreement is judged as invalid or non-enforceable according to relevant Laws, the provision shall be deemed invalid only within the applicable area of the PRC Laws, and the validity, legality and enforceability of the other provisions hereof shall not be affected or impaired in any way. The Parties shall, through fairly consultation, replace those invalid, illegal or non-enforceable provisions with valid provisions that may bring the similar economic effects with the effects caused by those invalid, illegal or non-enforceable provisions.

11.4	Headings

The headings contained in this Agreement are for the convenience of reference only and shall not affect the interpretation, explanation or in any other way the meaning of the provisions of this Agreement.

11.5	Language and Copies

This Agreement is executed in Chinese in three (3) copies; each Party holds one and each original copy has the same legal effect.

11.6	Successor

This Agreement shall bind and benefit the successor of each Party and the transferee allowed by each Party.

11.7	Survival

Any obligation taking place or at term hereof prior to the end or termination ahead of the end of this Agreement shall continue in force and effect notwithstanding the occurrence of the end or termination ahead of the end of the Agreement. Sections 6, 8, 9 and 11.7 hereof shall continue in force and effect after the termination of this Agreement.

11.8	Waiver

Any Party may waive the terms and conditions of this Agreement in writing with the signature of the Parties. Any waiver by a Party to the breach by other Parties within certain situation shall not be construed as a waiver to any similar breach by other Parties within other situations.

[No text below]

IN WITNESS THEREFORE, the parties hereof have caused this Agreement to be executed by their duly authorized representatives as of the date first written above.

Party A: Baidu Online Network Technology (Beijing) Co., Ltd.
Legal representative/Authorized representative:	/s/ Zhan Wang

Company seal: (with the company seal of Baidu Online Network Technology (Beijing) Co., Ltd.)

Party B: Yazhu Zhang
Signature: /s/ Yazhu Zhang
Company seal:

Party C: Beijing Perusal Technology Co., Ltd.
Legal representative/Authorized representative:	/s/ Zhan Wang

Company seal: (with the company seal of Beijing Perusal Technology Co., Ltd.)